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                                                                   EXHIBIT 23(d)

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus.

/s/ KPMG Peat Marwick LLP


Orlando, Florida
September 12, 1997